UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2012

COLDWATER CREEK INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21915	82-0419266
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

ONE COLDWATER CREEK DRIVE, SANDPOINT, IDAHO 83864

(Address of principal executive offices)

(208) 263-2266

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01  Regulation FD Disclosure.

On January 10, 2012, Coldwater Creek Inc. issued a press release entitled “Coldwater Creek Announces Participation in The 14th Annual ICR XChange Conference and Updates Fourth Quarter Fiscal 2011 Outlook,” a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

This information, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to this Form 8-K in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report.

Exhibit Number	Description

99.1	Press release dated January 10, 2012 entitled “Coldwater Creek Announces Participation in The 14th Annual ICR XChange Conference and Updates Fourth Quarter Fiscal 2011 Outlook.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2012

Coldwater Creek Inc.

/s/ James A. Bell
James A. Bell
Senior Vice President, Chief Financial Officer